SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report
(date of earliest event reported)
July 13, 2004

Nortel Networks Limited

(Exact name of registrant as specified in its charter)

CANADA	000-30758	62-12-62580

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

8200 Dixie Road, Suite 100, Brampton, Ontario, Canada	L6T 5P6

(address of principal executive offices)	(Zip code)

Registrant’s telephone number, including area code (905) 863-0000.

Item 5.    Other Events

On July 13, 2004, Nortel Networks Corporation issued the press release attached hereto as Exhibit 99.1, and such press release is incorporated by reference herein (other than information included on or linked from the Registrant’s website, referenced in such release, which is not incorporated by reference into this report).

Nortel Networks Corporation owns all of the Registrant’s common shares and the Registrant is Nortel Networks Corporation’s principal direct operating subsidiary.

Item 7.    Financial Statements, Pro Forma Financial Information and Exhibits

(c) Exhibits.

                99.1    Press release issued by Nortel Networks Corporation on July 13, 2004.

Item 12.    Results of Operations and Financial Condition

On July 13, 2004, Nortel Networks Corporation issued a press release providing a status update on its financial restatement process and other related matters. Such press release is attached hereto as Exhibit 99.1 and furnished in accordance with Item 12 of Form 8-K.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NORTEL NETWORKS LIMITED
By:	/s/ William R. Kerr
William R. Kerr
Chief Financial Officer

By:	/s/ Blair F. Morrison
Blair F. Morrison
Assistant Secretary

Dated: July 13, 2004

EXHIBIT INDEX

     99.1    Press Release issued by Nortel Networks Corporation on July 13, 2004.